UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 19, 2008 (June 17, 2008)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On June 17, 2008, the Board of Directors of Nicor Inc. (the “Company”) appointed John C. Staley as a Director of the Company.  Mr. Staley has been named to the Audit Committee of the Company’s Board of Directors.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits

The following is furnished as an exhibit to this report:

Exhibit
Number	Description of Document

99.1	Press release issued June 19, 2008 announcing Mr. Staley’s appointment as a Director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NICOR INC.

Date   June 19, 2008                                                                                         /s/ RICHARD L. HAWLEY
                    Richard L. Hawley
                    Executive Vice President and
                    Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Document

99.1	Press release issued June 19, 2008 announcing Mr. Staley’s appointment as a Director of the Company.